UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 1, 2019

Redfin Corporation
(Exact name of registrant as specific in its charter)

Delaware	001-38160	74-3064240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 Stewart Street, Suite 600 Seattle, WA		98101
(Address of principal executive offices)		(Zip Code)

(206) 576-8333
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDFN	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2019, Redfin Corporation (the "Company") held its 2019 Annual Meeting of Stockholders, where the Company's stockholders voted on the following proposals:

Proposal 1 - Election of directors. The Company's stockholders elected Julie Bornstein, Robert Mylod, Jr., and Selina Tobaccowala as Class II directors based on the following results.

Director Nominee	For	Withhold	Broker Non-Votes
Julie Bornstein	59,552,713	4,350,981	15,720,829
Robert Mylod, Jr.	59,818,453	4,085,241	15,720,829
Selina Tobaccowala	59,829,167	4,074,527	15,720,829

Proposal 2 - Frequency of future non-binding votes on executive compensation. The Company's stockholders voted to hold future non-binding votes on executive compensation on an annual basis based on the following results.

One Year	Two Years	Three Years	Abstain
63,587,563	23,681	135,363	157,087

After considering these results, the Company will hold a non-binding vote on executive compensation on an annual basis until the next stockholder advisory vote on the frequency of non-binding votes on executive compensation.

Proposal 3 - Ratification of the appointment of Deloitte & Touche LLP ("Deloitte"). The Company's stockholders ratified the appointment of Deloitte as the Company's independent registered public accounting firm for 2019 based on the following results.

For	Against	Abstain
79,163,293	231,252	229,978

Item 8.01 Other Events.

On June 1, 2019, the compensation committee (the "Committee") of the Company's board of directors approved a form of notice of performance-based stock option grant and performance-based stock option award agreement (the "Form Notice and Agreement"), pursuant to which the Committee will grant performance-based stock options under the Redfin Corporation 2017 Equity Incentive Plan (the "Plan"). Performance-based stock options granted under the Plan will vest upon the achievement of one or more performance goals established by the Committee and the satisfaction of any additional time-based vesting requirements. A performance goal can be any metric that is set forth in the Plan, including any metric that is capable of measurement as determined by the Committee, and can be applied to the Company as a whole or any business unit or subsidiary of the Company on a GAAP or non-GAAP basis.

The Form Notice and Agreement is filed as Exhibit 10.1 to this report and incorporated into this item by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Notice of Performance-Based Stock Option Grant and Performance-Based Stock Option Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redfin Corporation
(Registrant)

Date: June 6, 2019	/s/ Chris Nielsen
Chris Nielsen Chief Financial Officer